Supplement Dated October 27, 2023 to
the Prospectus dated May 1, 2002 for
Resource B Variable Annuity

Effective November 1, 2023, the address for Symetra Life Insurance Company will be changed. Therefore the following changes are made to the Prospectus.

The fourth sentence under the second paragraph on the cover page of the prospectus is replaced with the following:

You may request a free copy of the SAI, a paper copy of this prospectus (if you have received it in an electronic format) or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872, contacting us at PO Box 674423, Houston, TX 77267-4423, or emailing us at regulatoryreports@symetra.com.

The Section titled “Inquiries” is replaced in its entirety with the following:

INQUIRIES
Symetra Life’s principal place of business is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. All communications to Symetra Life should be directed as follows:

For general correspondence, all written communications, including additional Purchase Payments, and other transactional inquiries, please contact us at:

Symetra Life Insurance Company
PO Box 674423
Houston, TX 77267-4423

We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the address listed above and delivered to our processing office.

For overnight mail:
Symetra Life Insurance Company
14710 John F Kennedy Blvd, Suite 140
Houston, TX 77032-3725

By Phone: 1-800-796-3872

On the Internet: www.symetra.com
www.symetra.com/regulatoryreports

Email: regulatoryreports@symetra.com

The Section Titled Internet Information is deleted in its entirety.